Significant accounting policies, judgements, estimates and assumptions	12 Months Ended
Dec. 31, 2019
Corporate Information And Statement Of IFRS Compliance [Abstract]
Significant accounting policies, judgements, estimates and assumptions
Significant accounting policies, judgements, estimates and assumptions
Authorization of financial statements and statement of compliance with International Financial Reporting Standards
The consolidated financial statements of BP p.l.c and its subsidiaries (collectively referred to as BP or the group) for the year ended 31 December 2019 were approved and signed by the chief executive officer and chairman on 18 March 2020 having been duly authorized to do so by the board of directors. BP p.l.c. is a public limited company incorporated and domiciled in England and Wales. The consolidated financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB), IFRS as adopted by the European Union (EU) and in accordance with the provisions of the UK Companies Act 2006 as applicable to companies reporting under IFRS. IFRS as adopted by the EU differs in certain respects from IFRS as issued by the IASB. The differences have no impact on the group’s consolidated financial statements for the years presented. The significant accounting policies and accounting judgements, estimates and assumptions of the group are set out below.
Basis of preparation
The consolidated financial statements have been prepared on a going concern basis and in accordance with IFRS and IFRS Interpretations Committee (IFRIC) interpretations issued and effective for the year ended 31 December 2019. The accounting policies that follow have been consistently applied to all years presented, except where otherwise indicated.
The consolidated financial statements are presented in US dollars and all values are rounded to the nearest million dollars ($ million), except where otherwise indicated.
Significant accounting policies: use of judgements, estimates and assumptions
Inherent in the application of many of the accounting policies used in preparing the consolidated financial statements is the need for BP management to make judgements, estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual outcomes could differ from the estimates and assumptions used. The accounting judgements and estimates that have a significant impact on the results of the group are set out in boxed text below, and should be read in conjunction with the information provided in the Notes on financial statements. The areas requiring the most significant judgement and estimation in the preparation of the consolidated financial statements are: accounting for the investment in Rosneft; exploration and appraisal intangible assets; the recoverability of asset carrying values, including the estimation of reserves; derivative financial instruments; provisions and contingencies; and pensions and other post-retirement benefits. Where an estimate has a significant risk of resulting in a material adjustment to the carrying amounts of assets and liabilities within the next financial year this is specifically noted within the boxed text. The group does not consider income taxes to represent a significant estimate or judgement for 2019, see Income taxes for more information.
Basis of consolidation
The group financial statements consolidate the financial statements of BP p.l.c. and its subsidiaries drawn up to 31 December each year. Subsidiaries are consolidated from the date of their acquisition, being the date on which the group obtains control, and continue to be consolidated until the date that control ceases. The financial statements of subsidiaries are prepared for the same reporting year as the parent company, using consistent accounting policies. Intra-group balances and transactions, including unrealized profits arising from intra-group transactions, have been eliminated. Unrealized losses are eliminated unless the transaction provides evidence of an impairment of the asset transferred. Non-controlling interests represent the equity in subsidiaries that is not attributable, directly or indirectly, to BP shareholders.
Interests in other entities
Business combinations and goodwill
Business combinations are accounted for using the acquisition method. The identifiable assets acquired and liabilities assumed are recognized at their fair values at the acquisition date.
Goodwill is initially measured as the excess of the aggregate of the consideration transferred, the amount recognized for any non-controlling interest and the acquisition-date fair values of any previously held interest in the acquiree over the fair value of the identifiable assets acquired and liabilities assumed at the acquisition date. The amount recognized for any non-controlling interest is measured at the present ownership's proportionate share in the recognized amounts of the acquiree’s identifiable net assets. At the acquisition date, any goodwill acquired is allocated to each of the cash-generating units, or groups of cash-generating units, expected to benefit from the combination’s synergies. Following initial recognition, goodwill is measured at cost less any accumulated impairment losses. Goodwill arising on business combinations prior to 1 January 2003 is stated at the previous carrying amount under UK generally accepted accounting practice, less subsequent impairments. See Note 14 for further information.
Goodwill may arise upon investments in joint ventures and associates, being the surplus of the cost of investment over the group’s share of the net fair value of the identifiable assets and liabilities. Any such goodwill is recorded within the corresponding investment in joint ventures and associates.
Goodwill may also arise upon acquisition of interests in joint operations that meet the definition of a business. The amount of goodwill separately recognized is the excess of the consideration transferred over the group's share of the net fair value of the identifiable assets and liabilities.
Interests in joint arrangements
The results, assets and liabilities of joint ventures are incorporated in these consolidated financial statements using the equity method of accounting as described below.
Certain of the group’s activities, particularly in the Upstream segment, are conducted through joint operations. BP recognizes, on a line-by-line basis in the consolidated financial statements, its share of the assets, liabilities and expenses of these joint operations incurred jointly with the other partners, along with the group’s income from the sale of its share of the output and any liabilities and expenses that the group has incurred in relation to the joint operation.
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Interests in associates
The results, assets and liabilities of associates are incorporated in these consolidated financial statements using the equity method of accounting as described below.

Significant judgement: investment in Rosneft
Judgement is required in assessing the level of control or influence over another entity in which the group holds an interest. For BP, the judgement that the group has significant influence over Rosneft Oil Company (Rosneft), a Russian oil and gas company is significant. As a consequence of this judgement, BP uses the equity method of accounting for its investment and BP's share of Rosneft's oil and natural gas reserves is included in the group's estimated net proved reserves of equity-accounted entities. If significant influence was not present, the investment would be accounted for as an investment in an equity instrument measured at fair value as described under 'Financial assets' below and no share of Rosneft's oil and natural gas reserves would be reported.
Significant influence is defined in IFRS as the power to participate in the financial and operating policy decisions of the investee but is not control or joint control of those policies. Significant influence is presumed when an entity owns 20% or more of the voting power of the investee. Significant influence is presumed not to be present when an entity owns less than 20% of the voting power of the investee.
BP owns 19.75% of the voting shares of Rosneft. The Russian federal government, through its investment company JSC Rosneftegaz, owned 50% plus one share of the voting shares of Rosneft at 31 December 2019. IFRS identifies several indicators that may provide evidence of significant influence, including representation on the board of directors of the investee and participation in policy-making processes. BP’s group chief executive, as at 31 December 2019, Bob Dudley, has been a member of the board of directors of Rosneft since 2013 and remains one of BP's nominated directors following his resignation as BP's group chief executive. He is also chairman of the Rosneft board’s Strategic Planning Committee. A second BP-nominated director, Guillermo Quintero, has been a member of the Rosneft board and its HR and Remuneration Committee since 2015. BP also holds the voting rights at general meetings of shareholders conferred by its 19.75% stake in Rosneft. BP's management consider, therefore, that the group has significant influence over Rosneft, as defined by IFRS.

The equity method of accounting
Under the equity method, an investment is carried on the balance sheet at cost plus post-acquisition changes in the group’s share of net assets of the entity, less distributions received and less any impairment in value of the investment. Loans advanced to equity-accounted entities that have the characteristics of equity financing are also included in the investment on the group balance sheet. The group income statement reflects the group’s share of the results after tax of the equity-accounted entity, adjusted to account for depreciation, amortization and any impairment of the equity-accounted entity’s assets based on their fair values at the date of acquisition. The group statement of comprehensive income includes the group’s share of the equity-accounted entity’s other comprehensive income. The group’s share of amounts recognized directly in equity by an equity-accounted entity is recognized in the group’s statement of changes in equity.
Financial statements of equity-accounted entities are prepared for the same reporting year as the group. Where material differences arise in the accounting policies used by the equity-accounted entity and those used by BP, adjustments are made to those financial statements to bring the accounting policies used into line with those of the group.
Unrealized gains on transactions between the group and its equity-accounted entities are eliminated to the extent of the group’s interest in the equity-accounted entity.
The group assesses investments in equity-accounted entities for impairment whenever there is objective evidence that the investment is impaired. If any such objective evidence of impairment exists, the carrying amount of the investment is compared with its recoverable amount, being the higher of its fair value less costs of disposal and value in use. If the carrying amount exceeds the recoverable amount, the investment is written down to its recoverable amount.
Segmental reporting
The group’s operating segments are established on the basis of those components of the group that are evaluated regularly by the group chief executive, BP’s chief operating decision maker, in deciding how to allocate resources and in assessing performance.
The accounting policies of the operating segments are the same as the group’s accounting policies described in this note, except that IFRS requires that the measure of profit or loss disclosed for each operating segment is the measure that is provided regularly to the chief operating decision maker. For BP, this measure of profit or loss is replacement cost profit before interest and tax which reflects the replacement cost of inventories sold in the period and is arrived at by excluding inventory holding gains and losses from profit. Replacement cost profit for the group is not a recognized measure under IFRS. For further information see Note 5.
Foreign currency translation
In individual subsidiaries, joint ventures and associates, transactions in foreign currencies are initially recorded in the functional currency of those entities at the spot exchange rate on the date of the transaction. Monetary assets and liabilities denominated in foreign currencies are retranslated into the functional currency at the spot exchange rate on the balance sheet date. Any resulting exchange differences are included in the income statement, unless hedge accounting is applied. Non-monetary assets and liabilities, other than those measured at fair value, are not retranslated subsequent to initial recognition.
In the consolidated financial statements, the assets and liabilities of non-US dollar functional currency subsidiaries, joint ventures, associates, and related goodwill, are translated into US dollars at the spot exchange rate on the balance sheet date. The results and cash flows of non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars using average rates of exchange. In the consolidated financial statements, exchange adjustments arising when the opening net assets and the profits for the year retained by non-US dollar functional currency subsidiaries, joint ventures and associates are translated into US dollars are recognized in a separate component of equity and reported in other comprehensive income. Exchange gains and losses arising on long-term intra-group foreign currency borrowings used to finance the group’s non-US dollar investments are also reported in other comprehensive income if the borrowings form part of the net investment in the subsidiary, joint venture or associate. On disposal or for certain partial disposals of a non-US dollar functional currency subsidiary, joint venture or associate, the related accumulated exchange gains and losses recognized in equity are reclassified from equity to the income statement.
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Non-current assets held for sale
Non-current assets and disposal groups classified as held for sale are measured at the lower of carrying amount and fair value less costs to sell.
Significant non-current assets and disposal groups are classified as held for sale if their carrying amounts will be recovered through a sale transaction rather than through continuing use. This condition is regarded as met only when the sale is highly probable and the asset or disposal group is available for immediate sale in its present condition subject only to terms that are usual and customary for sales of such assets. Management must be committed to the sale, which should be expected to qualify for recognition as a completed sale within one year from the date of classification as held for sale, and actions required to complete the plan of sale should indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.
Property, plant and equipment and intangible assets are not depreciated or amortized once classified as held for sale.
Intangible assets
Intangible assets, other than goodwill, include expenditure on the exploration for and evaluation of oil and natural gas resources, computer software, patents, licences and trademarks and are stated at the amount initially recognized, less accumulated amortization and accumulated impairment losses.
Intangible assets are carried initially at cost unless acquired as part of a business combination. Any such asset is measured at fair value at the date of the business combination and is recognized separately from goodwill if the asset is separable or arises from contractual or other legal rights.
Intangible assets with a finite life, other than capitalized exploration and appraisal costs as described below, are amortized on a straight-line basis over their expected useful lives. For patents, licences and trademarks, expected useful life is the shorter of the duration of the legal agreement and economic useful life, and can range from three to fifteen years. Computer software costs generally have a useful life of three to five years.
The expected useful lives of assets and the amortization method are reviewed on an annual basis and, if necessary, changes in useful lives or the amortization method are accounted for prospectively.
Oil and natural gas exploration, appraisal and development expenditure
Oil and natural gas exploration, appraisal and development expenditure is accounted for using the principles of the successful efforts method of accounting as described below.
Licence and property acquisition costs
Exploration licence and leasehold property acquisition costs are capitalized within intangible assets and are reviewed at each reporting date to confirm that there is no indication that the carrying amount exceeds the recoverable amount. This review includes confirming that exploration drilling is still under way or planned or that it has been determined, or work is under way to determine, that the discovery is economically viable based on a range of technical and commercial considerations, and sufficient progress is being made on establishing development plans and timing. If no future activity is planned, the remaining balance of the licence and property acquisition costs is written off. Lower value licences are pooled and amortized on a straight-line basis over the estimated period of exploration. Upon internal approval for development and recognition of proved reserves of oil and natural gas, the relevant expenditure is transferred to property, plant and equipment.
Exploration and appraisal expenditure
Geological and geophysical exploration costs are recognized as an expense as incurred. Costs directly associated with an exploration well are initially capitalized as an intangible asset until the drilling of the well is complete and the results have been evaluated. These costs include employee remuneration, materials and fuel used, rig costs and payments made to contractors. If potentially commercial quantities of hydrocarbons are not found, the exploration well costs are written off. If hydrocarbons are found and, subject to further appraisal activity, are likely to be capable of commercial development, the costs continue to be carried as an asset. If it is determined that development will not occur then the costs are expensed.
Costs directly associated with appraisal activity undertaken to determine the size, characteristics and commercial potential of a reservoir following the initial discovery of hydrocarbons, including the costs of appraisal wells where hydrocarbons were not found, are initially capitalized as an intangible asset. Upon internal approval for development and recognition of proved reserves, the relevant expenditure is transferred to property, plant and equipment.
The determination of whether potentially economic oil and natural gas reserves have been discovered by an exploration well is usually made within one year of well completion, but can take longer, depending on the complexity of the geological structure. Exploration wells that discover potentially economic quantities of oil and natural gas and are in areas where major capital expenditure (e.g. an offshore platform or a pipeline) would be required before production could begin, and where the economic viability of that major capital expenditure depends on the successful completion of further exploration or appraisal work in the area, remain capitalized on the balance sheet as long as such work is under way or firmly planned.
Development expenditure
Expenditure on the construction, installation and completion of infrastructure facilities such as platforms, pipelines and the drilling of development wells, including service and unsuccessful development or delineation wells, is capitalized within property, plant and equipment and is depreciated from the commencement of production as described below in the accounting policy for property, plant and equipment.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgement: exploration and appraisal intangible assets
Judgement is required to determine whether it is appropriate to continue to carry costs associated with exploration wells and exploratory-type stratigraphic test wells on the balance sheet. This includes costs relating to exploration licences or leasehold property acquisitions. It is not unusual to have such costs remaining suspended on the balance sheet for several years while additional appraisal drilling and seismic work on the potential oil and natural gas field is performed or while the optimum development plans and timing are established.The costs are carried based on the current regulatory and political environment or any known changes to that environment. All such carried costs are subject to regular technical, commercial and management review on at least an annual basis to confirm the continued intent to develop, or otherwise extract value from, the discovery. Where this is no longer the case, the costs are immediately expensed.
In scenarios where the expected time horizon for establishing the development plan is lengthy or uncertain, greater judgement is required. BP is in the exploration and appraisal phase in certain Canadian oil sands assets that require further advancement of low-carbon extraction technology in order to achieve optimum development. Sufficient technological progress is expected to be achieved and therefore BP continues to carry the capitalized costs on its balance sheet.
The judgement disclosed in prior years in relation to expiring leases in the Gulf of Mexico is no longer considered to be significant following recent agreement of lease extensions with the US Bureau of Safety and Environmental Enforcement.
 The carrying amount of capitalized costs is included in Note 8.

Property, plant and equipment
Property, plant and equipment owned by the group is stated at cost, less accumulated depreciation and accumulated impairment losses. The initial cost of an asset comprises its purchase price or construction cost, any costs directly attributable to bringing the asset into the location and condition necessary for it to be capable of operating in the manner intended by management, the initial estimate of any decommissioning obligation, if any, and, for assets that necessarily take a substantial period of time to get ready for their intended use, directly attributable general or specific finance costs. The purchase price or construction cost is the aggregate amount paid and the fair value of any other consideration given to acquire the asset.
Expenditure on major maintenance refits or repairs comprises the cost of replacement assets or parts of assets, inspection costs and overhaul costs. Where an asset or part of an asset that was separately depreciated is replaced and it is probable that future economic benefits associated with the item will flow to the group, the expenditure is capitalized and the carrying amount of the replaced asset is derecognized. Inspection costs associated with major maintenance programmes are capitalized and amortized over the period to the next inspection. Overhaul costs for major maintenance programmes, and all other maintenance costs are expensed as incurred.
Oil and natural gas properties, including certain related pipelines, are depreciated using a unit-of-production method. The cost of producing wells is amortized over proved developed reserves. Licence acquisition, common facilities and future decommissioning costs are amortized over total proved reserves. The unit-of-production rate for the depreciation of common facilities takes into account expenditures incurred to date, together with estimated future capital expenditure expected to be incurred relating to as yet undeveloped reserves expected to be processed through these common facilities. Information on the carrying amounts of the group’s oil and natural gas properties, together with the amounts recognized in the income statement as depreciation, depletion and amortization is contained in Note 12 and Note 5 respectively.
Estimates of oil and natural gas reserves determined by applying US Securities and Exchange Commission regulations including the determination of prices using 12-month historical data are used to calculate depreciation, depletion and amortization charges for the group’s oil and gas properties. Therefore, the charges are not dependent on management forecasts of future oil and gas prices. The impact of changes in estimated proved reserves is dealt with prospectively by amortizing the remaining carrying value of the asset over the expected future production. Management does not believe that a reasonably possible change in the economic environment would result in a material change to the depreciation and amortization charge for other classes of assets.
The estimation of oil and natural gas reserves and BP’s process to manage reserves bookings is described in Supplementary information on oil and natural gas on page 232, which is unaudited. Details on BP’s proved reserves and production compliance and governance processes are provided on page 286. The 2019 movements in proved reserves are reflected in the tables showing movements in oil and natural gas reserves by region in Supplementary information on oil and natural gas (unaudited) on page 232.
Other property, plant and equipment is depreciated on a straight-line basis over its expected useful life. The typical useful lives of the group’s other property, plant and equipment are as follows:

Land improvements	15 to 25 years
Buildings	20 to 50 years
Refineries	20 to 30 years
Petrochemicals plants	20 to 30 years
Pipelines	10 to 50 years
Service stations	15 years
Office equipment	3 to 7 years
Fixtures and fittings	5 to 15 years

The expected useful lives and depreciation method of property, plant and equipment are reviewed on an annual basis and, if necessary, changes in useful lives or the depreciation method are accounted for prospectively.
An item of property, plant and equipment is derecognized upon disposal or when no future economic benefits are expected to arise from the continued use of the asset. Any gain or loss arising on derecognition of the asset (calculated as the difference between the net disposal proceeds and the carrying amount of the item) is included in the income statement in the period in which the item is derecognized.

1. Significant accounting policies, judgements, estimates and assumptions – continued
Impairment of property, plant and equipment, intangible assets, and goodwill
The group assesses assets or groups of assets, called cash-generating units (CGUs), for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset or CGU may not be recoverable; for example, changes in the group’s business plans, changes in the group’s assumptions about commodity prices, low plant utilization, evidence of physical damage or, for oil and gas assets, significant downward revisions of estimated reserves or increases in estimated future development expenditure or decommissioning costs. If any such indication of impairment exists, the group makes an estimate of the asset’s or CGU’s recoverable amount. Individual assets are grouped into CGUs for impairment assessment purposes at the lowest level at which there are identifiable cash flows that are largely independent of the cash flows of other groups of assets. A CGU’s recoverable amount is the higher of its fair value less costs of disposal and its value in use. If it is probable that the value of the CGU will be primarily recovered through a disposal transaction, the expected disposal proceeds are considered in determining the recoverable amount. Where the carrying amount of a CGU exceeds its recoverable amount, the CGU is considered impaired and is written down to its recoverable amount.
The business segment plans, which are approved on an annual basis by senior management, are the primary source of information for the determination of value in use. They contain forecasts for oil and natural gas production, refinery throughputs, sales volumes for various types of refined products (e.g. gasoline and lubricants), revenues, costs and capital expenditure. As an initial step in the preparation of these plans, various assumptions regarding market conditions, such as oil prices, natural gas prices, refining margins, refined product margins and cost inflation rates are set by senior management. These assumptions take account of existing prices, global supply-demand equilibrium for oil and natural gas, other macroeconomic factors and historical trends and variability. In assessing value in use, the estimated future cash flows are adjusted for the risks specific to the asset group that are not reflected in the discount rate and are discounted to their present value typically using a pre-tax discount rate that reflects current market assessments of the time value of money.
Fair value less costs of disposal is the price that would be received to sell the asset in an orderly transaction between market participants and does not reflect the effects of factors that may be specific to the group and not applicable to entities in general. In limited circumstances where recent market transactions are not available for reference, discounted cash flow techniques are applied. Where discounted cash flow analyses are used to calculate fair value less costs of disposal, estimates are made about the assumptions market participants would use when pricing the asset, CGU or group of CGUs containing goodwill and the test is performed on a post-tax basis.
An assessment is made at each reporting date as to whether there is any indication that previously recognized impairment losses may no longer exist or may have decreased. If such an indication exists, the recoverable amount is estimated. A previously recognized impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognized. If that is the case, the carrying amount of the asset is increased to the lower of its recoverable amount and the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognized for the asset in prior years. Impairment reversals are recognized in profit or loss. After a reversal, the depreciation charge is adjusted in future periods to allocate the asset’s revised carrying amount, less any residual value, on a systematic basis over its remaining useful life.
Goodwill is reviewed for impairment annually or more frequently if events or changes in circumstances indicate the recoverable amount of the group of CGUs to which the goodwill relates should be assessed. In assessing whether goodwill has been impaired, the carrying amount of the group of CGUs to which goodwill has been allocated is compared with its recoverable amount. Where the recoverable amount of the group of CGUs is less than the carrying amount (including goodwill), an impairment loss is recognized. An impairment loss recognized for goodwill is not reversed in a subsequent period.
1. Significant accounting policies, judgements, estimates and assumptions – continued

Significant judgements and estimates: recoverability of asset carrying values
Determination as to whether, and by how much, an asset, CGU, or group of CGUs containing goodwill is impaired involves management estimates on highly uncertain matters such as the effects of inflation and deflation on operating expenses, discount rates, production profiles, reserves and resources, and future commodity prices, including the outlook for global or regional market supply-and-demand conditions for crude oil, natural gas and refined products. Judgement is required when determining the appropriate grouping of assets into a CGU or the appropriate grouping of CGUs for impairment testing purposes. For example, individual oil and gas properties may form separate CGUs whilst certain oil and gas properties with shared infrastructure may be grouped together to form a single CGU. Alternative groupings of assets or CGUs may result in a different outcome from impairment testing. See Note 14 for details on how these groupings have been determined in relation to the impairment testing of goodwill.
As disclosed above, the recoverable amount of an asset is the higher of its value in use and its fair value less costs of disposal. Fair value less costs of disposal may be determined based on expected sales proceeds or similar recent market transaction data.
Details of impairment charges and reversals recognized in the income statement are provided in Note 4 and details on the carrying amounts of assets are shown in Note 12, Note 14 and Note 15.
The estimates for assumptions made in impairment tests in 2019 relating to discount rates and oil and gas properties are discussed below. Changes in the economic environment or other facts and circumstances may necessitate revisions to these assumptions and could result in a material change to the carrying values of the group's assets within the next financial year.
Discount rates
For discounted cash flow calculations, future cash flows are adjusted for risks specific to the CGU. Value-in-use calculations are typically discounted using a pre-tax discount rate based upon the cost of funding the group derived from an established model, adjusted to a pre-tax basis and incorporating a market participant capital structure. Fair value less costs of disposal calculations use the post-tax discount rate.
The discount rates applied in impairment tests are reassessed each year. In 2019 the post-tax discount rate was 6% (2018 6%) and the pre-tax discount rate typically ranged from 7% to 13% (2018 9%) depending on the applicable tax rate in the geographic location of the CGU. Where the CGU is located in a country that is judged to be higher risk an additional premium of 1% to 4% was added to the discount rates (2018 2%). The judgement of classifying a country as higher risk and the applicable premium takes into account various economic and geopolitical factors.
Oil and natural gas properties
For oil and natural gas properties, expected future cash flows are estimated using management’s best estimate of future oil and natural gas prices and production and reserves volumes. The estimated future level of production in all impairment tests is based on assumptions about future commodity prices, production and development costs, field decline rates, current fiscal regimes and other factors.
The recoverable amount of oil and gas properties is primarily sensitive to changes in the oil and gas price assumptions. Further sensitivity analysis may be performed if a specific oil and gas property is identified to have low headroom above its carrying amount. In 2019, the group identified oil and gas properties with carrying amounts totalling $25,092 million (2018 $22,000 million) where the headroom, as at the dates of the last impairment test performed on those assets, was less than or equal to 20% of the carrying value, including $1,256 million (2018 $1,345 million) in relation to equity-accounted entities. A change in the discount rate, reserves, resources or the oil and gas price assumptions in the next financial year may result in the recoverable amount of one or more of these assets falling below the current carrying amount.
The recoverability of intangible exploration and appraisal expenditure is covered under Oil and natural gas exploration, appraisal and development expenditure above.
Oil and natural gas prices
The long-term price assumptions used for investment appraisal are recommended by the group chief economist after considering a range of external price, and supply and demand forecasts under various energy transition scenarios. They are reviewed and approved by management. As a result of the current uncertainty over the pace of transition to lower-carbon supply and demand and the social, political and environmental actions that will be taken to meet the goals of the Paris climate change agreement, the forecasts and scenarios considered include those where those goals are met as well as those where they are not met. The assumptions below represent management’s best estimate of future prices; they do not reflect a specific scenario and sit within the range of the external forecasts considered.
The long-term price assumptions used to determine recoverable amount based on value-in-use impairments tests are derived from the central case investment appraisal assumptions (see page 19) of $70 per barrel for Brent and $4 per mmBtu for Henry Hub gas, both in 2015 prices (2018 $75 per barrel and $4 per mmBtu respectively, in 2015 prices). These long-term prices are applied from 2025 and 2032 respectively (2018 both from 2024) and continue to be inflated for the remaining life of the asset.
The price assumptions used over the periods to 2025 and 2032 have been set such that there is a linear progression from our best estimate of 2020 prices, which were set by reference to 2019 average prices, to the long-term assumptions.
The majority of BP’s reserves and resources that support the carrying value of the group’s oil and gas properties are expected to be produced over the next 10 years. Average prices (in real 2015 terms) used to estimate cash flows over this period are $67 per barrel for Brent and $3.1 per mmBtu for Henry Hub gas.
Oil prices fell 10% in 2019 from 2018 due to trade tensions, a macroeconomic downturn, and a slight slowdown in oil demand. OPEC+ production restraint, unplanned outages, and sanctions on Venezuela and Iran kept prices from falling further. BP's long-term assumption for oil prices is higher than the 2019 price average, based on the judgement that current price levels would not encourage sufficient investment to meet global oil demand sustainably in the longer term, especially given the financial requirements of key low-cost oil producing economies.
US gas prices dropped by around 15% in 2019 compared to 2018. After an initial spike in January, they remained relatively low for much of the year due to a combination of strong associated gas production growth, and storage levels coming back to normal. US gas demand growth was much lower than the exceptional increase in 2018, while LNG exports continued to expand. BP's long-term price assumption for US gas is higher than recent market prices due to forecast rising domestic demand, rapidly increasing pipeline and LNG exports, and lowest cost resources being absorbed leading to production of more expensive gas, as well as requiring increased investment in infrastructure.

1. Significant accounting policies, judgements, estimates and assumptions – continued

Management tested the impact of a reduction in prices of 15% against the best estimate for Brent oil and Henry Hub gas in all future years. These price reductions in isolation could indicatively lead to a reduction in the carrying amount of BP’s oil and gas properties in the range of $2-3 billion, which is approximately 1-2% of the net book value of property, plant and equipment as at 31 December 2019.
Management also tested the impact of a scenario where Brent oil and Henry Hub gas prices start 15% lower than the best estimate and gradually reduce to 25% lower than the best estimate by 2040. Although this is not considered to be a reasonably possible change in the long-term assumptions within the next financial year, it reflects the inherent uncertainty in forecasting long-term prices. These price reductions in isolation could indicatively lead to a reduction in the carrying amount of BP’s oil and gas properties in the range of $4-5 billion which is approximately 3-4% of the net book value of property, plant and equipment as at 31 December 2019. Additionally, such a price reduction does not indicate a reduction in the carrying amount of the Upstream goodwill balance.
These sensitivity analyses do not, however, represent management’s best estimate of any impairments that might be recognized as they do not fully incorporate consequential changes that may arise, such as reductions in costs and changes to business plans, phasing of development, levels of reserves and resources, and production volumes. As the extent of a price reduction increases, the more likely it is that costs would decrease across the industry. The above sensitivity analyses therefore do not reflect a linear relationship between price and value that can be extrapolated. Past experience of performing impairment tests suggests that any impairment arising from such price reductions is likely to be lower once all these factors are taken into consideration. The interdependency of these inputs and risk factors plus the diverse characteristics of our oil and gas properties limits the practicability of estimating the probability or extent to which the overall recoverable amount is impacted by changes to the price assumptions.
The decline in oil and natural gas prices in the first quarter of 2020 is not expected to materially impact the recoverable amount of the group’s oil and natural gas properties.
Oil and natural gas reserves
In addition to oil and natural gas prices, significant technical and commercial assessments are required to determine the group’s estimated oil and natural gas reserves. Reserves estimates are regularly reviewed and updated. Factors such as the availability of geological and engineering data, reservoir performance data, acquisition and divestment activity and drilling of new wells all impact on the determination of the group’s estimates of its oil and natural gas reserves. BP bases its proved reserves estimates on the requirement of reasonable certainty with rigorous technical and commercial assessments based on conventional industry practice and regulatory requirements.
Reserves assumptions for value-in-use tests reflect the reserves and resources that management currently intend to develop. The recoverable amount of oil and gas properties is determined using a combination of inputs including reserves, resources and production volumes. Risk factors may be applied to reserves and resources which do not meet the criteria to be treated as proved.
Goodwill
Irrespective of whether there is any indication of impairment, BP is required to test annually for impairment of goodwill acquired in business combinations. The group carries goodwill of approximately $11.9 billion on its balance sheet (2018 $12.2 billion), principally relating to the Atlantic Richfield, Burmah Castrol, Devon Energy and Reliance transactions. Sensitivities and additional information relating to impairment testing of goodwill in the Upstream segment are provided in Note 14.

Inventories
Inventories, other than inventories held for short-term trading purposes, are stated at the lower of cost and net realizable value. Cost is determined by the first-in first-out method and comprises direct purchase costs, cost of production, transportation and manufacturing expenses. Net realizable value is determined by reference to prices existing at the balance sheet date, adjusted where the sale of inventories after the reporting period gives evidence about their net realizable value at the end of the period.
Inventories held for short-term trading purposes are stated at fair value less costs to sell and any changes in fair value are recognized in the income statement.
Supplies are valued at the lower of cost on a weighted average basis and net realizable value.
Leases
Agreements that convey the right to control the use of an identified asset for a period of time in exchange for consideration are accounted for as leases. The right to control is conveyed if BP has both the right to obtain substantially all of the economic benefits from, and the right to direct the use of, the identified asset throughout the period of use. An asset is identified if it is explicitly or implicitly specified by the agreement and any substitution rights held by the lessor over the asset are not considered substantive.
Agreements that convey the right to control the use of an intangible asset including rights to explore for or use hydrocarbons are not accounted for as leases. See significant accounting policy: intangible assets.
A lease liability is recognized on the balance sheet on the lease commencement date at the present value of future lease payments over the lease term. The discount rate applied is the rate implicit in the lease if readily determinable, otherwise an incremental borrowing rate is used. The incremental borrowing rate is determined based on factors such as the group’s cost of borrowing, lessee legal entity credit risk, currency and lease term. The lease term is the non-cancellable period of a lease together with any periods covered by an extension option that BP is reasonably certain to exercise, or periods covered by a termination option that BP is reasonably certain not to exercise. The future lease payments included in the present value calculation are any fixed payments, payments that vary depending on an index or rate, payments due for the reasonably certain exercise of options and expected residual value guarantee payments.
Payments that vary based on factors other than an index or a rate such as usage, sales volumes or revenues are not included in the present value calculation and are recognized in the income statement. The lease liability is recognized on an amortized cost basis with interest expense recognized in the income statement over the lease term, except for where capitalized as exploration, appraisal or development expenditure.
The right-of-use asset is recognized on the balance sheet as property, plant and equipment at a value equivalent to the initial measurement of the lease liability adjusted for lease prepayments, lease incentives, initial direct costs and any restoration obligations. The right-of-use asset is depreciated typically on a straight-line basis over the lease term. The depreciation charge is recognized in the income statement except for where capitalized as exploration, appraisal or development expenditure. Right-of-use assets are assessed for impairment in line with the accounting policy for impairment of property, plant and equipment, intangible assets, and goodwill.
Agreements may include both lease and non-lease components. Payments for lease and non-lease components are allocated on a relative stand-alone selling price basis except for leases of retail service stations where the group has elected not to separate non-lease payments from the calculation of the lease liability and right-of-use asset.
1. Significant accounting policies, judgements, estimates and assumptions – continued
If the lease term at commencement of the agreement is less than 12 months, a lease liability and right-of-use asset are not recognized, and a lease expense is recognized in the income statement on a straight-line basis.
If a significant event or change in circumstances, within the control of BP, arises that affects the reasonably certain lease term or there are changes to the lease payments, the present value of the lease liability is remeasured using the revised term and payments, with the right-of-use asset adjusted by an equivalent amount.
Modifications to a lease agreement beyond the original terms and conditions are accounted for as a re-measurement of the lease liability with a corresponding adjustment to the right-of-use asset. Any gain or loss on modification is recognized in the income statement. Modifications that increase the scope of the lease at a price commensurate with the stand-alone selling price are accounted for as a separate new lease.
The group recognizes the full lease liability, rather than its working interest share, for leases entered into on behalf of a joint operation if the group has the primary responsibility for making the lease payments. In such cases, BP’s working interest share of the right-of-use asset is recognized if it is jointly controlled by the group and the other joint operators, and a receivable is recognized for the share of the asset transferred to the other joint operators. If BP is a non-operator, a payable to the operator is recognized if they have the primary responsibility for making the lease payments and BP has joint control over the right-of-use asset, otherwise no balances are recognized.
As noted in ‘Impact of new International Financial Reporting Standards - IFRS 16 ‘Leases’, BP elected to apply the ‘modified retrospective’ transition approach on adoption of IFRS 16. Under this approach, comparative periods’ financial information is not restated. The accounting policy applicable for leases in the comparative periods only is disclosed in the following paragraphs.
Agreements under which payments are made to owners in return for the right to use a specific asset are accounted for as leases. Leases that transfer substantially all the risks and rewards of ownership are recognized as finance leases. All other leases are accounted for as operating leases.
Finance leases are capitalized at the commencement of the lease term at the fair value of the leased item or, if lower, at the present value of the minimum lease payments. Finance charges are allocated to each period so as to achieve a constant rate of interest on the remaining balance of the liability and are charged directly against income. Capitalized leased assets are depreciated over the shorter of the estimated useful life of the asset or the lease term. Operating lease payments are recognized as an expense on a straight-line basis over the lease term except where capitalized as exploration or appraisal expenditure. See significant accounting policy: Exploration and appraisal expenditure.
Financial assets
Financial assets are recognized initially at fair value, normally being the transaction price. In the case of financial assets not at fair value through profit or loss, directly attributable transaction costs are also included. The subsequent measurement of financial assets depends on their classification, as set out below. The group derecognizes financial assets when the contractual rights to the cash flows expire or the rights to receive cash flows have been transferred to a third party along with either substantially all of the risks and rewards or control of the asset. This includes the derecognition of receivables for which discounting arrangements are entered into.
The group classifies its financial asset debt instruments as measured at amortized cost, fair value through other comprehensive income or fair value through profit or loss. The classification depends on the business model for managing the financial assets and the contractual cash flow characteristics of the financial asset.
Financial assets measured at amortized cost
Financial assets are classified as measured at amortized cost when they are held in a business model the objective of which is to collect contractual cash flows and the contractual cash flows represent solely payments of principal and interest. Such assets are carried at amortized cost using the effective interest method if the time value of money is significant. Gains and losses are recognized in profit or loss when the assets are derecognized or impaired and when interest is recognized using the effective interest method. This category of financial assets includes trade and other receivables.
Financial assets measured at fair value through other comprehensive income
Financial assets are classified as measured at fair value through other comprehensive income when they are held in a business model the objective of which is both to collect contractual cash flows and sell the financial assets, and the contractual cash flows represent solely payments of principal and interest. The group does not have any financial assets classified in this category.
Financial assets measured at fair value through profit or loss
Financial assets are classified as measured at fair value through profit or loss when the asset does not meet the criteria to be measured at amortized cost or fair value through other comprehensive income. Such assets are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Investments in equity instruments
Investments in equity instruments are subsequently measured at fair value through profit or loss unless an election is made on an instrument-by-instrument basis to recognise fair value gains and losses in other comprehensive income. The group does not have any investments for which this election has been made.
Derivatives designated as hedging instruments in an effective hedge
Derivatives designated as hedging instruments in an effective hedge are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Cash equivalents
Cash equivalents are short-term highly liquid investments that are readily convertible to known amounts of cash, are subject to insignificant risk of changes in value and generally have a maturity of three months or less from the date of acquisition. Cash equivalents are classified as financial assets measured at amortized cost or, in the case of certain money market funds, fair value through profit or loss.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Impairment of financial assets measured at amortized cost
The group assesses on a forward-looking basis the expected credit losses associated with financial assets classified as measured at amortized cost at each balance sheet date. Expected credit losses are measured based on the maximum contractual period over which the group is exposed to credit risk. As lifetime expected credit losses are recognized for trade receivables and the tenor of substantially all of other in-scope financial assets is less than 12 months there is no significant difference between the measurement of 12-month and lifetime expected credit losses for the group. The measurement of expected credit losses is a function of the probability of default, loss given default and exposure at default. The expected credit loss is estimated as the difference between the asset’s carrying amount and the present value of the future cash flows the group expects to receive discounted at the financial asset’s original effective interest rate. The carrying amount of the asset is adjusted, with the amount of the impairment gain or loss recognized in the income statement.
A financial asset or group of financial assets classified as measured at amortized cost is considered to be credit-impaired if there is reasonable and supportable evidence that one or more events that have a detrimental impact on the estimated future cash flows of the financial asset (or group of financial assets) have occurred. Financial assets are written off where the group has no reasonable expectation of recovering amounts due.
Financial liabilities
The measurement of financial liabilities depends on their classification, as follows:
Financial liabilities measured at fair value through profit or loss
Financial liabilities that meet the definition of held for trading are classified as measured at fair value through profit or loss. Such liabilities are carried on the balance sheet at fair value with gains or losses recognized in the income statement. Derivatives, other than those designated as effective hedging instruments, are included in this category.
Derivatives designated as hedging instruments in an effective hedge
Derivatives designated as hedging instruments in an effective hedge are carried on the balance sheet at fair value. The treatment of gains and losses arising from revaluation is described below in the accounting policy for derivative financial instruments and hedging activities.
Financial liabilities measured at amortized cost
All other financial liabilities are initially recognized at fair value, net of directly attributable transaction costs. For interest-bearing loans and borrowings this is typically equivalent to the fair value of the proceeds received, net of issue costs associated with the borrowing.
After initial recognition, other financial liabilities are subsequently measured at amortized cost using the effective interest method. Amortized cost is calculated by taking into account any issue costs and any discount or premium on settlement. Gains and losses arising on the repurchase, settlement or cancellation of liabilities are recognized in interest and other income and finance costs respectively.
This category of financial liabilities includes trade and other payables and finance debt.
The group’s trade payables include some supplier arrangements that utilize letter of credit facilities (see Note 29 - Liquidity risk for further information). The group assesses the payables subject to these arrangements to determine whether they should continue to be classified as trade payables and give rise to operating cash flows or finance debt and financing cash flows. The criteria used in making this assessment include the payment terms for the amount due relative to terms commonly seen in the markets in which BP operates. Liabilities subject to these arrangements with payment terms of up to approximately 60 days are generally considered to be trade payables and give rise to operating cash flows.
Derivative financial instruments and hedging activities
The group uses derivative financial instruments to manage certain exposures to fluctuations in foreign currency exchange rates, interest rates and commodity prices, as well as for trading purposes. These derivative financial instruments are recognized initially at fair value on the date on which a derivative contract is entered into and subsequently remeasured at fair value. Derivatives are carried as assets when the fair value is positive and as liabilities when the fair value is negative.
Contracts to buy or sell a non-financial item (for example, oil, oil products, gas or power) that can be settled net in cash, with the exception of contracts that were entered into and continue to be held for the purpose of the receipt or delivery of a non-financial item in accordance with the group’s expected purchase, sale or usage requirements, are accounted for as financial instruments. Gains or losses arising from changes in the fair value of derivatives that are not designated as effective hedging instruments are recognized in the income statement.
If, at inception of a contract, the valuation cannot be supported by observable market data, any gain or loss determined by the valuation methodology is not recognized in the income statement but is deferred on the balance sheet and is commonly known as ‘day-one gain or loss’. This deferred gain or loss is recognized in the income statement over the life of the contract until substantially all the remaining contract term can be valued using observable market data at which point any remaining deferred gain or loss is recognized in the income statement. Changes in valuation subsequent to the initial valuation at inception of a contract are recognized immediately in the income statement.
For the purpose of hedge accounting, hedges are classified as:

•	Fair value hedges when hedging exposure to changes in the fair value of a recognized asset or liability.

•
Cash flow hedges when hedging exposure to variability in cash flows that is attributable to either a particular risk associated with a recognized asset or liability or a highly probable forecast transaction.

Hedge relationships are formally designated and documented at inception, together with the risk management objective and strategy for undertaking the hedge. The documentation includes identification of the hedging instrument, the hedged item or transaction, the nature of the risk being hedged, the existence at inception of an economic relationship and subsequent measurement of the hedging instrument's effectiveness in offsetting the exposure to changes in the hedged item’s fair value or cash flows attributable to the hedged risk, the hedge ratio and sources of hedge ineffectiveness. Hedges meeting the criteria for hedge accounting are accounted for as follows:
1. Significant accounting policies, judgements, estimates and assumptions – continued
Fair value hedges
The change in fair value of a hedging derivative is recognized in profit or loss. The change in the fair value of the hedged item attributable to the risk being hedged is recorded as part of the carrying value of the hedged item and is also recognized in profit or loss, where it offsets. The group applies fair value hedge accounting when hedging interest rate risk and certain currency risks on fixed rate finance debt.
Fair value hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the risk management objective changes or when the hedging instrument is sold, terminated or exercised. The accumulated adjustment to the carrying amount of a hedged item at such time is then amortized prospectively to profit or loss as finance interest expense over the hedged item's remaining period to maturity.
Cash flow hedges
The effective portion of the gain or loss on a cash flow hedging instrument is reported in other comprehensive income, while the ineffective portion is recognized in profit or loss. Amounts reported in other comprehensive income are reclassified to the income statement when the hedged transaction affects profit or loss.
Where the hedged item is a highly probably forecast transaction that results in the recognition of a non-financial asset or liability, such as a forecast foreign currency transaction for the purchase of property, plant and equipment, the amounts recognized within other comprehensive income are transferred to the initial carrying amount of the non-financial asset or liability. Where the hedged item is an equity investment, the amounts recognized in other comprehensive income remain in the separate component of equity until the hedged cash flows affect profit or loss. Where the hedged item is recognized directly in profit or loss, the amounts recognized in other comprehensive income are reclassified to production and manufacturing expenses or sales and other operating revenues as appropriate.
Cash flow hedge accounting is discontinued only when the hedging relationship or a part thereof ceases to meet the qualifying criteria. This includes when the designated hedged forecast transaction or part thereof is no longer considered to be highly probable to occur, or when the hedging instrument is sold, terminated or exercised without replacement or rollover. When cash flow hedge accounting is discontinued amounts previously recognized within other comprehensive income remain in equity until the forecast transaction occurs and are reclassified to profit or loss or transferred to the initial carrying amount of a non-financial asset or liability as above. If the forecast transaction is no longer expected to occur, amounts previously recognized within other comprehensive income will be immediately reclassified to profit or loss.
Costs of hedging
The foreign currency basis spread of cross-currency interest rate swaps are excluded from hedge designations and accounted for as costs of hedging. Changes in fair value of the foreign currency basis spread are recognized in other comprehensive income to the extent that they relate to the hedged item. For time-period related hedged items, the amount recognized in other comprehensive income is amortized to profit or loss on a straight line basis over the term of the hedging relationship.
Fair value measurement
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The group categorizes assets and liabilities measured at fair value into one of three levels depending on the ability to observe inputs employed in their measurement. Level 1 inputs are quoted prices in active markets for identical assets or liabilities. Level 2 inputs are inputs that are observable, either directly or indirectly, other than quoted prices included within level 1 for the asset or liability. Level 3 inputs are unobservable inputs for the asset or liability reflecting significant modifications to observable related market data or BP’s assumptions about pricing by market participants.

Significant estimate and judgement: derivative financial instruments
In some cases the fair values of derivatives are estimated using internal models due to the absence of quoted prices or other observable, market-corroborated data. This primarily applies to the group’s longer-term derivative contracts. The majority of these contracts are valued using models with inputs that include price curves for each of the different products that are built up from available active market pricing data (including volatility and correlation) and modelled using the maximum available external information. Additionally, where limited data exists for certain products, prices are determined using historical and long-term pricing relationships. The use of alternative assumptions or valuation methodologies may result in significantly different values for these derivatives. A reasonably possible change in the price assumptions used in the models relating to index price would not have a material impact on net assets and the Group income statement primarily as a result of offsetting movements between derivative assets and liabilities. For more information, including the carrying amounts of level 3 derivatives, see Note 30.
In some cases, judgement is required to determine whether contracts to buy or sell commodities meet the definition of a derivative. In particular longer -term contracts to buy and sell LNG are not considered to meet the definition as they are not considered capable of being net settled due to a lack of liquidity in the LNG market and so are accounted for on an accruals basis, rather than as a derivative.

Offsetting of financial assets and liabilities
Financial assets and liabilities are presented gross in the balance sheet unless both of the following criteria are met: the group currently has a legally enforceable right to set off the recognized amounts; and the group intends to either settle on a net basis or realize the asset and settle the liability simultaneously. A right of set off is the group’s legal right to settle an amount payable to a creditor by applying against it an amount receivable from the same counterparty. The relevant legal jurisdiction and laws applicable to the relationships between the parties are considered when assessing whether a current legally enforceable right to set off exists.
Provisions and contingencies
Provisions are recognized when the group has a present legal or constructive obligation as a result of a past event, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation and a reliable estimate can be made of the amount of the obligation. Where appropriate, the future cash flow estimates are adjusted to reflect risks specific to the liability.
If the effect of the time value of money is material, provisions are determined by discounting the expected future cash flows at a pre-tax risk-free rate that reflects current market assessments of the time value of money. Where discounting is used, the increase in the provision due to the passage of time is recognized within finance costs. Provisions are discounted using a nominal discount rate of 2.5% (2018 3.0%).
Provisions are split between amounts expected to be settled within 12 months of the balance sheet date (current) and amounts expected to be settled later (non-current).
1. Significant accounting policies, judgements, estimates and assumptions – continued
Contingent liabilities are possible obligations whose existence will only be confirmed by future events not wholly within the control of the group, or present obligations where it is not probable that an outflow of resources will be required or the amount of the obligation cannot be measured with sufficient reliability. Contingent liabilities are not recognized in the consolidated financial statements but are disclosed unless the possibility of an outflow of economic resources is considered remote.
Decommissioning
Liabilities for decommissioning costs are recognized when the group has an obligation to plug and abandon a well, dismantle and remove a facility or an item of plant and to restore the site on which it is located, and when a reliable estimate of that liability can be made. Where an obligation exists for a new facility or item of plant, such as oil and natural gas production or transportation facilities, this liability will be recognized on construction or installation. Similarly, where an obligation exists for a well, this liability is recognized when it is drilled. An obligation for decommissioning may also crystallize during the period of operation of a well, facility or item of plant through a change in legislation or through a decision to terminate operations; an obligation may also arise in cases where an asset has been sold but the subsequent owner is no longer able to fulfil its decommissioning obligations, for example due to bankruptcy. The amount recognized is the present value of the estimated future expenditure determined in accordance with local conditions and requirements. The provision for the costs of decommissioning wells, production facilities and pipelines at the end of their economic lives is estimated using existing technology, at future prices, depending on the expected timing of the activity, and discounted using the nominal discount rate.
An amount equivalent to the decommissioning provision is recognized as part of the corresponding intangible asset (in the case of an exploration or appraisal well) or property, plant and equipment. The decommissioning portion of the property, plant and equipment is subsequently depreciated at the same rate as the rest of the asset. Other than the unwinding of discount on or utilisation of the provision, any change in the present value of the estimated expenditure is reflected as an adjustment to the provision and the corresponding asset where that asset is generating or is expected to generate future economic benefits.
Environmental expenditures and liabilities
Environmental expenditures that are required in order for the group to obtain future economic benefits from its assets are capitalized as part of those assets. Expenditures that relate to an existing condition caused by past operations that do not contribute to future earnings are expensed.
Liabilities for environmental costs are recognized when a clean-up is probable and the associated costs can be reliably estimated. Generally, the timing of recognition of these provisions coincides with the commitment to a formal plan of action or, if earlier, on divestment or on closure of inactive sites.
The amount recognized is the best estimate of the expenditure required to settle the obligation. Provisions for environmental liabilities have been estimated using existing technology, at future prices and discounted using a nominal discount rate.

Significant judgements and estimates: provisions
The group holds provisions for the future decommissioning of oil and natural gas production facilities and pipelines at the end of their economic lives. The largest decommissioning obligations facing BP relate to the plugging and abandonment of wells and the removal and disposal of oil and natural gas platforms and pipelines around the world. Most of these decommissioning events are many years in the future and the precise requirements that will have to be met when the removal event occurs are uncertain. Decommissioning technologies and costs are constantly changing, as are political, environmental, safety and public expectations. The timing and amounts of future cash flows are subject to significant uncertainty and estimation is required in determining the amounts of provisions to be recognized. Any changes in the expected future costs are reflected in both the provision and the asset.
If oil and natural gas production facilities and pipelines are sold to third parties, judgement is required to assess whether the new owner will be unable to meet their decommissioning obligations, whether BP would then be responsible for decommissioning, and if so the extent of that responsibility. The group has assessed that no material decommissioning provisions should be recognized as at 31 December 2019 (2018 no material provisions) for assets sold to third parties where the sale transferred the decommissioning obligation to the new owner.
Decommissioning provisions associated with downstream refineries and petrochemicals facilities are generally not recognized, as the potential obligations cannot be measured, given their indeterminate settlement dates. The group performs periodic reviews of its downstream refineries and petrochemicals long-lived assets for any changes in facts and circumstances that might require the recognition of a decommissioning provision.
The provision for environmental liabilities is estimated based on current legal and constructive requirements, technology, price levels and expected plans for remediation. Actual costs and cash outflows can differ from current estimates because of changes in laws and regulations, public expectations, prices, discovery and analysis of site conditions and changes in clean-up technology.
The timing and amount of future expenditures relating to decommissioning and environmental liabilities are reviewed annually, together with the interest rate used in discounting the cash flows. The interest rate used to determine the balance sheet obligations at the end of 2019 was a nominal rate of 2.5% (2018 a nominal rate of 3.0%), which was based on long-dated US government bonds. The weighted average period over which decommissioning and environmental costs are generally expected to be incurred is estimated to be approximately 18 years (2018 18 years) and 6 years (2018 6 years) respectively.
Further information about the group’s provisions is provided in Note 23. Changes in assumptions in relation to the group's provisions could result in a material change in their carrying amounts within the next financial year. A 0.5% change in the nominal discount rate could have an impact of approximately $1.4 billion (2018 $1.3 billion) on the value of the group’s provisions.
A two-year change in the timing of expected future decommissioning expenditures does not have a material impact on the value of the group’s decommissioning provision. Management do not consider a change of greater than two years to be reasonably possible either in the next financial year or as a result of changes in the longer-term economic environment.
As described in Note 33, the group is subject to claims and actions for which no provisions have been recognized. The facts and circumstances relating to particular cases are evaluated regularly in determining whether a provision relating to a specific litigation should be recognized or revised. Accordingly, significant management judgement relating to provisions and contingent liabilities is required, since the outcome of litigation is difficult to predict.

1. Significant accounting policies, judgements, estimates and assumptions – continued
Employee benefits
Wages, salaries, bonuses, social security contributions, paid annual leave and sick leave are accrued in the period in which the associated services are rendered by employees of the group. Deferred bonus arrangements that have a vesting date more than 12 months after the balance sheet date are valued on an actuarial basis using the projected unit credit method and amortized on a straight-line basis over the service period until the award vests. The accounting policies for share-based payments and for pensions and other post-retirement benefits are described below.
Share-based payments
Equity-settled transactions
The cost of equity-settled transactions with employees is measured by reference to the fair value of the equity instruments on the date on which they are granted and is recognized as an expense over the vesting period, which ends on the date on which the employees become fully entitled to the award. A corresponding credit is recognized within equity. Fair value is determined by using an appropriate, widely used, valuation model. In valuing equity-settled transactions, no account is taken of any vesting conditions, other than conditions linked to the price of the shares of the company (market conditions). Non-vesting conditions, such as the condition that employees contribute to a savings-related plan, are taken into account in the grant-date fair value, and failure to meet a non-vesting condition, where this is within the control of the employee is treated as a cancellation and any remaining unrecognized cost is expensed.
For other equity-settled share-based payment transactions, the goods or services received and the corresponding increase in equity are measured at the fair value of the goods or services received unless their fair value cannot be reliably estimated. If the fair value of the goods and services received cannot be reliably estimated, the transaction is measured by reference to the fair value of the equity instruments granted.
Cash-settled transactions
The cost of cash-settled transactions is recognized as an expense over the vesting period, measured by reference to the fair value of the corresponding liability which is recognized on the balance sheet. The liability is remeasured at fair value at each balance sheet date until settlement, with changes in fair value recognized in the income statement.
Pensions and other post-retirement benefits
The cost of providing benefits under the group’s defined benefit plans is determined separately for each plan using the projected unit credit method, which attributes entitlement to benefits to the current period to determine current service cost and to the current and prior periods to determine the present value of the defined benefit obligation. Past service costs, resulting from either a plan amendment or a curtailment (a reduction in future obligations as a result of a material reduction in the plan membership), are recognized immediately when the company becomes committed to a change.
Net interest expense relating to pensions and other post-retirement benefits, which is recognized in the income statement, represents the net change in present value of plan obligations and the value of plan assets resulting from the passage of time, and is determined by applying the discount rate to the present value of the benefit obligation at the start of the year, and to the fair value of plan assets at the start of the year, taking into account expected changes in the obligation or plan assets during the year.
Remeasurements of the defined benefit liability and asset, comprising actuarial gains and losses, and the return on plan assets (excluding amounts included in net interest described above) are recognized within other comprehensive income in the period in which they occur and are not subsequently reclassified to profit and loss.
The defined benefit pension plan surplus or deficit recognized on the balance sheet for each plan comprises the difference between the present value of the defined benefit obligation (using a discount rate based on high quality corporate bonds) and the fair value of plan assets out of which the obligations are to be settled directly. Fair value is based on market price information and, in the case of quoted securities, is the published bid price. Defined benefit pension plan surpluses are only recognized to the extent they are recoverable, either by way of a refund from the plan or reductions in future contributions to the plan.
Contributions to defined contribution plans are recognized in the income statement in the period in which they become payable.

Significant estimate: pensions and other post-retirement benefits
Accounting for defined benefit pensions and other post-retirement benefits involves making significant estimates when measuring the group's pension plan surpluses and deficits. These estimates require assumptions to be made about many uncertainties.
Pensions and other post-retirement benefit assumptions are reviewed by management at the end of each year. These assumptions are used to determine the projected benefit obligation at the year end and hence the surpluses and deficits recorded on the group's balance sheet, and pension and other post-retirement benefit expense for the following year.
The assumptions that are the most significant to the amounts reported are the discount rate, inflation rate, salary growth and mortality levels. Assumptions about these variables are based on the environment in each country. The assumptions used vary from year to year, with resultant effects on future net income and net assets. Changes to some of these assumptions, in particular the discount rate and inflation rate, could result in material changes to the carrying amounts of the group's pension and other post-retirement benefit obligations within the next financial year, in particular for the UK, US and Eurozone plans. Any differences between these assumptions and the actual outcome will also affect future net income and net assets.
The values ascribed to these assumptions and a sensitivity analysis of the impact of changes in the assumptions on the benefit expense and obligation used are provided in Note 24.

Income taxes
Income tax expense represents the sum of current tax and deferred tax.
Income tax is recognized in the income statement, except to the extent that it relates to items recognized in other comprehensive income or directly in equity, in which case the related tax is recognized in other comprehensive income or directly in equity.
Current tax is based on the taxable profit for the period. Taxable profit differs from net profit as reported in the income statement because it is determined in accordance with the rules established by the applicable taxation authorities. It therefore excludes items of income or expense that are taxable or deductible in other periods as well as items that are never taxable or deductible. The group’s liability for current tax is calculated using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Deferred tax is provided, using the liability method, on temporary differences at the balance sheet date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. Deferred tax liabilities are recognized for all taxable temporary differences except:

•	Where the deferred tax liability arises on the initial recognition of goodwill.

•
Where the deferred tax liability arises on the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit or loss.

•
In respect of taxable temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, where the group is able to control the timing of the reversal of the temporary differences and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognized for deductible temporary differences, carry-forward of unused tax credits and unused tax losses, to the extent that it is probable that taxable profit will be available against which the deductible temporary differences and the carry-forward of unused tax credits and unused tax losses can be utilized, except where the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither accounting profit nor taxable profit or loss. In respect of deductible temporary differences associated with investments in subsidiaries and associates and interests in joint arrangements, deferred tax assets are recognized only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilized.
The carrying amount of deferred tax assets is reviewed at each balance sheet date and reduced to the extent that it is no longer probable or increased to the extent that it is probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilized.
Deferred tax assets and liabilities are measured at the tax rates that are expected to apply in the period when the asset is realized or the liability is settled, based on tax rates (and tax laws) that have been enacted or substantively enacted at the balance sheet date. Deferred tax assets and liabilities are not discounted.
Deferred tax assets and liabilities are offset only when there is a legally enforceable right to set off current tax assets against current tax liabilities and when the deferred tax assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the current tax assets and liabilities on a net basis or to realize the assets and settle the liabilities simultaneously.
Where tax treatments are uncertain, if it is considered probable that a taxation authority will accept the group's proposed tax treatment, income taxes are recognized consistent with the group's income tax filings. If it is not considered probable, the uncertainty is reflected within the carrying amount of the applicable tax asset or liability using either the most likely amount or an expected value, depending on which method better predicts the resolution of the uncertainty.
The computation of the group’s income tax expense and liability involves the interpretation of applicable tax laws and regulations in many jurisdictions throughout the world. The resolution of tax positions taken by the group, through negotiations with relevant tax authorities or through litigation, can take several years to complete and in some cases it is difficult to predict the ultimate outcome. Therefore, judgement is required to determine whether provisions for income taxes are required and, if so, estimation is required of the amounts that could be payable.
In addition, the group has carry-forward tax losses and tax credits in certain taxing jurisdictions that are available to offset against future taxable profit. However, deferred tax assets are recognized only to the extent that it is probable that taxable profit will be available against which the unused tax losses or tax credits can be utilized. Management judgement is exercised in assessing whether this is the case and estimates are required to be made of the amount of future taxable profits that will be available.
Management do not assess there to be a significant risk of a material change to the group’s tax provisioning or recognition of deferred tax assets within the next financial year, however the tax position remains inherently uncertain and therefore subject to change. To the extent that actual outcomes differ from management’s estimates, income tax charges or credits, and changes in current and deferred tax assets or liabilities, may arise in future periods. For more information see Note 9 and Note 33.
Judgement is also required when determining whether a particular tax is an income tax or another type of tax (for example a production tax). Accounting for deferred tax is applied to income taxes as described above, but is not applied to other types of taxes; rather such taxes are recognized in the income statement in accordance with the applicable accounting policy such as Provisions and contingencies. No new significant judgements were made in 2019 in this regard.
Customs duties and sales taxes
Customs duties and sales taxes that are passed on or charged to customers are excluded from revenues and expenses. Assets and liabilities are recognized net of the amount of customs duties or sales tax except:

•	Customs duties or sales taxes incurred on the purchase of goods and services which are not recoverable from the taxation authority are recognized as part of the cost of acquisition of the asset.

•	Receivables and payables are stated with the amount of customs duty or sales tax included.
The net amount of sales tax recoverable from, or payable to, the taxation authority is included within receivables or payables in the balance sheet.
Own equity instruments – treasury shares
The group’s holdings in its own equity instruments are shown as deductions from shareholders’ equity. Treasury shares represent BP shares repurchased and available for specific and limited purposes. For accounting purposes, shares held in Employee Share Ownership Plans (ESOPs) to meet the future requirements of the employee share-based payment plans are treated in the same manner as treasury shares and are, therefore, included in the consolidated financial statements as treasury shares. The cost of treasury shares subsequently sold or reissued is calculated on a weighted-average basis. Consideration, if any, received for the sale of such shares is also recognized in equity. No gain or loss is recognized in the income statement on the purchase, sale, issue or cancellation of equity shares. Shares repurchased under the share buy-back programme which are immediately cancelled are not shown as treasury shares, but are shown as a deduction from the profit and loss account reserve in the group statement of changes in equity.
1. Significant accounting policies, judgements, estimates and assumptions – continued
Revenue and other income
Revenue from contracts with customers is recognized when or as the group satisfies a performance obligation by transferring control of a promised good or service to a customer. The transfer of control of oil, natural gas, natural gas liquids, LNG, petroleum and chemical products, and other items usually coincides with title passing to the customer and the customer taking physical possession. The group principally satisfies its performance obligations at a point in time; the amounts of revenue recognized relating to performance obligations satisfied over time are not significant.
When, or as, a performance obligation is satisfied, the group recognizes as revenue the amount of the transaction price that is allocated to that performance obligation. The transaction price is the amount of consideration to which the group expects to be entitled. The transaction price is allocated to the performance obligations in the contract based on standalone selling prices of the goods or services promised.
Contracts for the sale of commodities are typically priced by reference to quoted prices. Revenue from term commodity contracts is recognized based on the contractual pricing provisions for each delivery. Certain of these contracts have pricing terms based on prices at a point in time after delivery has been made. Revenue from such contracts is initially recognized based on relevant prices at the time of delivery and subsequently adjusted as appropriate. All revenue from these contracts, both that recognized at the time of delivery and that from post-delivery price adjustments, is disclosed as revenue from contracts with customers.
Certain contracts entered into by the group that result in physical delivery of products such as crude oil, natural gas and refined products are required by IFRS 9 to be accounted for as derivative financial instruments. The group's counterparties in these transactions may, however, meet the IFRS 15 definition of a customer. Revenue recognized relating to such contracts when physical delivery occurs is, therefore, measured at the contractual transaction price and presented together with revenue from contracts with customers. Changes in the fair value of derivative assets and liabilities prior to physical delivery are excluded from revenue from contracts with customers and are classified as other operating revenues. See also Impact of new International Financial Reporting Standards - Not yet adopted - IFRIC agenda decision on IFRS 9 'Financial instruments' below.
Where forward sale and purchase contracts for oil, natural gas or power have been determined to be for short-term trading purposes, the associated sales and purchases are reported net within sales and other operating revenues whether or not physical delivery has occurred.
Physical exchanges with counterparties in the same line of business in order to facilitate sales to customers are reported net, as are sales and purchases made with a common counterparty, as part of an arrangement similar to a physical exchange.
Where the group acts as agent on behalf of a third party to procure or market energy commodities, any associated fee income is recognized but no purchase or sale is recorded.
Interest income is recognized as the interest accrues (using the effective interest rate, that is, the rate that exactly discounts estimated future cash receipts through the expected life of the financial instrument to the net carrying amount of the financial asset).
Dividend income from investments is recognized when the shareholders’ right to receive the payment is established.
Contract asset and contract liability balances are included within amounts presented for trade receivables and other payables respectively.
Finance costs
Finance costs directly attributable to the acquisition, construction or production of qualifying assets, which are assets that necessarily take a substantial period of time to get ready for their intended use, are added to the cost of those assets until such time as the assets are substantially ready for their intended use. All other finance costs are recognized in the income statement in the period in which they are incurred.
Impact of new International Financial Reporting Standards
BP adopted IFRS 16 ‘Leases’, which replaced IAS 17 ‘Leases’ and IFRIC 4 ‘Determining whether an arrangement contains a lease’, with effect from 1 January 2019. There are no other new or amended standards or interpretations adopted during the year that have a significant impact on the consolidated financial statements.
IFRS 16 ‘Leases’
IFRS 16 ‘Leases’ provides a new model for lessee accounting in which the majority of leases will be accounted for by the recognition on the balance sheet of a right-of-use asset and a lease liability. The subsequent amortization of the right-of-use asset and the interest expense related to the lease liability is recognized in profit or loss over the lease term.
BP elected to apply the modified retrospective transition approach in which the cumulative effect of initial application is recognized in opening retained earnings at the date of initial application with no restatement of comparative periods’ financial information. Comparative information in the group balance sheet and group cash flow statement has, however, been re-presented to align with current year presentation, showing lease liabilities and lease liability payments as separate line items. These were previously included within finance debt and repayments of long-term financing line items respectively. Amounts presented in these line items for the comparative periods relate to leases accounted for as finance leases under IAS 17. We do not consider any of the judgements or estimates made on transition to IFRS 16 to be significant.
IFRS 16 introduces a revised definition of a lease. As permitted by the standard, BP elected not to reassess the existing population of leases under the new definition and only applies the new definition for the assessment of contracts entered into after the transition date. On transition the standard permitted, on a lease-by-lease basis, the right-of-use asset to be measured either at an amount equal to the lease liability (as adjusted for prepaid or accrued lease payments), or on a historical basis as if the standard had always applied. BP elected to use the historical asset measurement for its more material leases and used the asset equals liability approach for the remainder of the population. In measuring the right-of-use asset BP applied the transition practical expedient to exclude initial direct costs. BP also elected to adjust the carrying amounts of the right-of-use assets as at 1 January 2019 for onerous lease provisions that had been recognized on the group balance sheet as at 31 December 2018, rather than performing impairment tests on transition.
The effect on the group’s balance sheet is set out further below. The presentation and timing of recognition of charges in the income statement has changed following the adoption of IFRS 16. The operating lease expense previously reported under IAS 17, typically on a straight-line basis, has been replaced by depreciation of the right-of-use asset and interest on the lease liability. In the cash flow statement payments are now presented as financing cash flows, representing repayments of principal, and as operating cash flows, representing payments of interest. Variable lease payments that do not depend on an index or rate are not included in the lease liability and will continue to be presented as operating cash flows. In prior years, operating lease payments were principally presented within cash flows from operating activities.
1. Significant accounting policies, judgements, estimates and assumptions – continued
The following table provides a reconciliation of the operating lease commitments as at 31 December 2018 to the total lease liability recognized on the group balance sheet in accordance with IFRS 16 as at 1 January 2019, with explanations below.

$ million

Operating lease commitments at 31 December 2018	11,979

Leases not yet commenced	(1,372)
Leases below materiality threshold	(86)
Short-term leases	(91)
Effect of discounting	(1,512)
Impact on leases in joint operations	836
Variable lease payments	(58)
Redetermination of lease term	(252)
Other	(22)
Total additional lease liabilities recognized on adoption of IFRS 16	9,422
Finance lease obligations at 31 December 2018	667
Adjustment for finance leases in joint operations	(189)
Total lease liabilities at 1 January 2019	9,900

Leases not yet commenced: The operating lease commitments disclosed as at 31 December 2018 include amounts relating to leases entered into by the group that had not yet commenced as at 31 December 2018. In accordance with IFRS 16 assets and liabilities will not be recognized on the group balance sheet in relation to these leases until the dates of commencement of the leases. Commitments for leases not yet commenced as at 31 December 2019 are disclosed in note 28.
Short-term leases and leases below materiality threshold: As part of the transition to IFRS 16, BP elected not to recognize assets and liabilities relating to short-term leases i.e. leases with a term of less than 12 months and also applied a materiality threshold for the recognition of assets and liabilities related to leases. The disclosed operating lease commitments as at 31 December 2018 include amounts related to such leases.
Effect of discounting: The amount of the lease liability recognized in accordance with IFRS 16 is on a discounted basis whereas the operating lease commitments information as at 31 December 2018 is presented on an undiscounted basis. The discount rates used on transition were incremental borrowing rates as appropriate for each lease based on factors such as the lessee legal entity, lease term and currency. The weighted average discount rate used on transition was around 3.5%, with a weighted average remaining lease term of around nine years. For new leases commencing after 1 January 2019 the discount rate used will be the interest rate implicit in the lease, if this is readily determinable, or the incremental borrowing rate if the implicit rate cannot be readily determined.
Impact on leases in joint operations: The operating lease commitments for leases within joint operations as at 31 December 2018 were included on the basis of BP’s net working interest, irrespective of whether BP is the operator and whether the lease has been co-signed by the joint operators or not. However, for transition to IFRS 16, the facts and circumstances of each lease in a joint operation were assessed to determine the group’s rights and obligations and to recognize assets and liabilities on the group balance sheet accordingly. This relates mainly to leases of drilling rigs within joint operations in the Upstream segment. Where all parties to a joint operation jointly have the right to control the use of the identified asset and all parties have a legal obligation to make lease payments to the lessor, the group’s share of the right-of-use asset and its share of the lease liability will be recognized on the group balance sheet. This may arise in cases where the lease is signed by all parties to the joint operation. However, in cases where BP is the only party with the legal obligation to make lease payments to the lessor, the full lease liability will be recognized on the group balance sheet. This may be the case if for example BP, as operator of the joint operation, is the sole signatory to the lease. If, however, the underlying asset is jointly controlled by all parties to the joint operation BP will recognize its net share of the right-of-use asset on the group balance sheet along with a receivable representing the amounts to be recovered from the other parties. If BP is not legally obliged to make lease payments to the lessor but jointly controls the asset, the net share of the right-of-use asset will be recognized on the group balance sheet along with a payable representing amounts to be paid to the other parties.
Variable lease payments: Where there are lease payments that vary depending on an index or rate, the measurement of the operating lease commitments as at 31 December 2018 was based on the variable factor as at inception of the lease and was not updated to reflect subsequent changes in the variable factor. Such subsequent changes in the lease payments were treated as contingent rentals and charged to profit or loss as and when paid. Under IFRS 16 the lease liability is adjusted whenever the lease payments are changed in response to changes in the variable factor, and for transition the liability was measured on the basis of the prevailing variable factor on 1 January 2019.
Redetermination of lease term: Under the transition provisions of IFRS 16, the remaining terms of certain leases were redetermined with the benefit of hindsight, on the basis that BP was reasonably certain to exercise its option to terminate those leases before the full term.
Under IAS 17 finance leases were recognized on the group balance sheet and continue to be recognized in accordance with IFRS 16. The amounts recognized on the group balance sheet as at 1 January 2019 in relation to the right-of-use assets and liabilities for previous finance leases within joint operations are on a net or gross basis as appropriate as described above.

1. Significant accounting policies, judgements, estimates and assumptions – continued
In addition to the lease liability, other line items on the group balance sheet adjusted on transition to IFRS 16 include property, plant and equipment for the right-of-use assets, lease related prepayments, receivables from joint operation partners, accruals, payables to operators of joint operations, onerous lease provisions and deferred tax balances, as set out below.

			$ million
	31 December 2018	1 January 2019	Adjustment on adoption of IFRS 16
Non-current assets
Property, plant and equipment	135,261	143,950	8,689
Trade and other receivables	1,834	2,159	325
Prepayments	1,179	849	(330)
Deferred tax assets	3,706	3,736	30
Current assets
Trade and other receivables	24,478	24,673	195
Prepayments	963	872	(91)
Current liabilities
Trade and other payables	46,265	46,209	(56)
Accruals	4,626	4,578	(48)
Lease liabilities	44	2,196	2,152
Finance debt	9,329	9,329	—
Provisions	2,564	2,547	(17)
Non-current liabilities
Other payables	13,830	14,013	183
Accruals	575	548	(27)
Lease liabilities	623	7,704	7,081
Finance debt	55,803	55,803	—
Deferred tax liabilities	9,812	9,767	(45)
Provisions	17,732	17,657	(75)

Net assets[a]	101,548	101,218	(330)

Equity
BP shareholders' equity	99,444	99,115	(329)
Non-controlling interests	2,104	2,103	(1)
	101,548	101,218	(330)
[a] Net assets also includes the line items not affected by the transition to IFRS 16 that are not presented separately in the table

The total adjustments to the group's lease liabilities at 1 January 2019 are reconciled as follows:

$ million

Total additional lease liabilities recognized on adoption of IFRS 16	9,422
Less: adjustment for finance leases in joint operations	(189)
Total adjustment to lease liabilities	9,233
Of which – current	2,152
– non-current	7,081

Not yet adopted
The following pronouncements from the IASB have not been adopted by the group in these financial statements as they will only become effective for future financial reporting periods. In addition, the group is voluntarily changing certain accounting policies from 1 January 2020 following an IFRIC agenda decision on IFRS 9 'Financial instruments'. There are no other standards, amendments or interpretations in issue but not yet adopted that the directors anticipate will have a material effect on the reported income or net assets of the group.
IFRS 17 ' Insurance Contracts'
IFRS 17 'Insurance Contracts' provides a new general model for accounting for contracts where the issuer accepts significant insurance risk from another party and agrees to compensate that party if a future uncertain event adversely affects them. IFRS 17 replaces IFRS 4 'Insurance Contracts' and will be effective for BP for the financial reporting period commencing 1 January 2022 subject to endorsement by the UK and the EU. BP has commenced an assessment of the impact of IFRS 17 but it is not expected to have a significant effect on future financial reporting.
Interest Rate Benchmark Reform: Amendments to IFRS 9 'Financial instruments'
Amendments to IFRS 9 were issued in September 2019 to provide temporary relief from applying specific hedge accounting requirements to hedging relationships directly affected by interest rate benchmark reforms. The reliefs have the effect that the uncertainty over the interest rate benchmark reforms should not generally result in discontinuation of hedge accounting. The amendments have been endorsed by the EU. BP will adopt the IFRS 9 amendments in the financial reporting period commencing 1 January 2020.
The reliefs provided by the amendments would allow BP to assume that:

•	the interest rate benchmark component at initial designation of fair value hedges is separately identifiable; and

•	the interest rate benchmark is not altered for the purposes of assessing the economic relationship between the hedged item and the hedging instrument for fair value hedges.
The amendments are applicable to all of the group's fair value hedges disclosed in note 30.
1. Significant accounting policies, judgements, estimates and assumptions – continued
IFRIC agenda decision on IFRS 9
In March 2019, the IFRIC issued an agenda decision on the application of IFRS 9 to the physical settlement of contracts to buy or sell a non-financial item such as commodities that are not accounted for as 'own-use' contracts. The IFRIC concluded that such contracts are settled by the delivery or receipt of a non-financial item in exchange for both cash and the settlement of the derivative asset or liability. BP regularly enters into forward sale and purchase contracts. As described in the group's accounting policy for revenue, revenue recognized at the time such contracts are physically settled is measured at the contractual transaction price and is presented together with revenue from contracts with customers in these financial statements. From 1 January 2020, however, the group has changed its accounting policy for these contracts in accordance with the conclusions included in the agenda decision. Purchases and revenues from such contracts will be measured at the contractual transaction price plus the carrying amount of the related derivative at the date of settlement. Furthermore, revenues on such sales contracts will no longer be presented together with the group's revenue from contracts with customers but will be included in other revenues. This change will have a significant effect on the group's disclosures in relation to revenue from contracts with customers. For 2019, it is currently estimated that the amount of revenue measured at the contractual transaction price presented together with revenue from contracts with customers in these financial statements that would be presented as other revenues following application of this change in accounting policy is approximately $130 billion. Comparative information for revenue from contracts with customers (see Note 6) will be restated in BP's 2020 financial statements.
Gains and losses on these realized physically settled derivative contracts will also be included in other revenues. The group expects there to be no material effect on reported profit as presented in the group income statement or on net assets as a result of these changes.